ADVANCED FINANCIAL, INC.

                       1992 KEY EMPLOYEE STOCK OPTION PLAN


     1. Purpose. Advanced Financial, Inc. (the "Company") hereby establishes the 1992 Key Employee Stock Option Plan (the "Plan"). The purpose of the Plan is to advance the interests of the Company and its stockholders by providing a means by which the Company and its subsidiaries shall be able to attract and retain competent key employees (including officers and directors who are employees) and provide such personnel with an opportunity to participate in the increased value of the Company which their effort, initiative, and skill have helped produced. The term "Subsidiary" as sued in this Plan means any corporation (other than the Company) in an unbroken chain of corporations beginning with the Company if each of the corporations other than the last corporation in such chain owns stock possessing at least 50 percent of the voting power in one of the other corporations in such chain.

     2. Administration. (a) The Plan will be administered by a committee (the "Committee") which shall consist of three directors appointed by the Board of Directors. Any vacancies in the Committee will be filled by the Board of Directors. The Committee shall have full power to construe and interpret the Plan and to establish and amend rules and regulations for its administration. Members of the Committee shall not be eligible to participate in the Plan while serving on the Committee. No member of the Committee shall be liable for any action or determination in respect thereto, if made in good faith and shall be indemnified by the Company against any claim arising in respect thereto.

     (b) The Committee shall determine which participants under the Plan shall be granted options, the number of shares of the Company's Common Stock to be subject to each option, which participants under the Plan shall be granted stock appreciation rights and the number of such rights which shall be granted to each such participant.

     (c) Options under this Plan shall be granted upon such terms and conditions as the Committee may prescribe.

     (d) The Committee shall report to the Board of Directors annually the names of those key employees granted options during the preceding year, indicating which grantees received stock appreciation rights, the number of shares covered by each option, the applicable option prices, and the number of stock appreciation rights granted in each instance.

     3. Eligibility. The individuals who shall be eligible to participate in the Plan to receive options and stock appreciation rights thereunder shall be such key employees (including officers and directors who are employees) of the Company and its Subsidiaries as the Committee shall from time to time determine.


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     4. Stock  subject  to plan.  (a)  Options  may be  granted  permitting  the purchase in the aggregate of not more than 500,000 shares of the Company's $.001 par value Common Stock. These shares may consist either in whole or in part of shares of the Company's authorized but unissued Common Stock or shares of the Company's authorized and issued Common Stock reacquired by the Company and held in its treasury. If an option granted under this Plan is surrendered or for any other reason ceases to be exercisable in whole or in part, the shares which were subject to any such option but as to which the option ceases to be exercisable shall be available for options to be granted under this Plan, except as provided in subdivision (b)(2) of paragraph 6.

     (b) The total number of shares of the Company's Common Stock as to which an option or options may be granted under this Plan to any one employee shall not exceed 100,000 shares.

     5. Stock Options. (a) Option Price. The price at which options may be granted under the Plan and the effective date of such grant shall be determined as follows:

        (1) The option price shall be equal to 100% of the fair market value of the stock on the day the option is granted if the stock to be issued is registered. However, if the shares to be issued are restricted, the option price may be less than fair market value but in no event less than 50% of fair market value. Fair market value may be taken on the reported closing bid price of the Company's Common Stock on NASDAQ on the day of the granting of the option, or if no sale of the Company's Common Stock shall have been made on NASDAQ on that day, on the next preceding day on which there was such a sale.

        (2) The Committee shall, after it approves the granting of an option to an employee, cause the employee to be notified of such action. The date on which the Committee approves the granting of an option shall be considered the date on which such option is granted irrespective of the date on which the employee is notified.

     (b) Exercise of Option. The right to purchase shares covered by any option or options under this Plan shall be exercisable only in accordance with the terms and conditions of the grant to such optionee. Options granted under the Plan shall be exercised in the following manner.

        (1) The right to purchase shares covered by any option or options granted under this Plan shall not be exercisable until the expiration of six months from the date such option is granted except in the event of the death or total disability of the optionee within such period in which event such option or options shall be deemed exercisable for purposes of paragraph 5(c)(2) without

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without regard to such six month period.  The Committee may, in its  discretion, provide that such option or options may be exercised in whole or in part in installments, cumulative or otherwise, for any period or periods of time specified by the Committee of not less than six months nor more than ten years from the date of the grant of the option. Subject to the provisions of subdivision (c)(2) of this paragraph 5, that portion of an option which is exercisable on an installment basis may not be exercised prior to the expiration of the applicable installment period. No option shall be granted which, under its terms, would not become exercisable until a date beyond the optionee's normal retirement date as provided by established Company policy as it may be amended from time to time. Such grant shall nonetheless be valid except as to the portion which becomes exercisable after the optionee's normal retirement date.

        (2) If the optionee shall continue in the employ of the Company or any of its Subsidiaries during the whole of any period for which an installment of shares shall have been allotted by the terms of any option granted such optionee under this Plan, the option thereupon shall be exercisable with respect to such shares in accordance with the terms and conditions of the grant of such option to such optionee.

     (c) Expiration or termination of option.

        (1) Each option and all rights and obligations thereunder shall, subject to the provisions of subdivision (c)(2) of this paragraph 5, expire on a date to be determined by the Committee, such date, however, in no event to be later than ten years from the date on which the option is granted.

        (2) In the event an optionee's employment with the Company or any Subsidiary shall terminate as the result of normal retirement, total disability or early retirement under the terms of a qualified retirement or pension plan maintained by the Company and in which such optionee is a participant, then an option granted to such optionee shall be exercisable during the three months after such optionee ceases to be an employee of the Company or any of its Subsidiaries. Following the expiration of said three-month period, any option granted to such optionee shall terminate and may no longer be exercised. If the optionee dies while in the employ of the Company or of a Subsidiary, to the extent that the option was exercisable at the time of the optionee's death, such option may, within one year after the optionee's death (or within such shorter period as may be specified in the option by the Committee), be exercised by the person or persons to whom the optionee's rights under the option shall pass by will or by the applicable laws of descent and distribution; provided, however, that an option may not be exercised to any extent by anyone after the expiration of the option. In the event an optionee's employment with the Company or any


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shall terminate as the result of any  circumstance  other than those referred to above in this subdivision (c)(2) of paragraph 5, then all options granted to such optionee under this Plan shall terminate and no longer be exercisable as of the date such optionee ceases to be an employee of the Company or any Subsidiary unless otherwise provided by the Committee at the time of grant but, in no event, more than 90 days after termination of employment. An optionee who is absent from work with the Company or Subsidiary because of such optionee's disability, or who is on maternity leave or other leave of absence for the purpose of serving the United States government, in either a miliary or civilian capacity or for such other purpose or reason as the Committee may specifically approve, shall not during the period of any such absence be deemed, by virtue of such absence alone to have terminated such optionee's employment with the Company or any Subsidiary except as the Committee may otherwise expressly provide. All rights which such optionee would have had to exercise stock options granted hereunder will be suspended during the period of such leave of absence and may be exercised cumulatively by such optionee upon his return to the Company or any Subsidiary provided such rights are exercised within ten years after the grant thereof.

     6. Stock appreciation rights. (a) Grant. Stock appreciation rights may be granted by the Company under this Plan upon such terms and conditions as the Committee may prescribe. A stock appreciation right may be granted only in connection with an option right previously granted or to be granted under this Plan. Each stock appreciation right shall contain a provision that it shall become nonexercisable and be forfeited if the related option right is exercised. "Stock appreciation right" as used in this Plan means a right to receive the excess of the fair market value of a share of the Company's Common Stock on the date on which an appreciation right is exercised over the option price provided for in the related stock option and which issued in consideration of services performed for the Company or for its benefit by the optionee. Such excess is hereafter called "the differential". "Option right" means the right to purchase shares of the Company's Common Stock under an option granted under any of the aforesaid stock option plans.

     (b) Exercise of stock appreciation rights. Stock appreciation rights shall be exercisable and be payable in the following manner:

        (1) A stock appreciation right shall be exercisable by the optionee at any time the option to which it relates could be exercised. An optionee wishing to exercise a stock appreciation right shall give written notice of such exercise to the Company addressed to the Company's Secretary, which such notice shall be forwarded by the Company's Secretary to the Committee. Upon receipt of such notice, the Committee shall determine whether the optionee's stock appreciation rights shall be paid in cash or Common Stock or a combination of


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of cash and shares.  Upon receipt of such  notice,  the Company  shall,  without transfer or issue tax to the optionee or other person entitled to exercise the stock appreciation rights, deliver to the person exercising such right a certificate or certificates for shares of the Company's Common Stock which are issuable upon exercise of the stock appreciation right or cash or a combination thereof as the case may be. The date the Company's Secretary receives the written notice of exercise hereunder is referred to herein as the exercise date.

        (2) The exercise of a stock appreciation right shall automatically result in the surrender of the related stock option right by the grantee on a share for share basis to the extent shares under such related stock option are used to calculate the shares for cash or combination thereof to be received by such grantee upon the exercise of such stock appreciation right. Shares covered by such surrendered option rights shall not be available for granting further options under this Plan.

     (3) The Committee may impose any other conditions it prescribes upon the exercise of a stock appreciation right, which conditions may include a condition that the stock appreciation right may only be exercised in accordance with rules and regulations adopted by the Committee from time to time.

     (4) Upon the exercise of a stock appreciation right and surrender of the related option right, the Company shall give to the person surrendering the related option right an amount equivalent to the differential, in cash or shares of the Company's Common Stock or any combination thereof as determined in accordance with subdivision (b)(1) of this paragraph 6. The shares to be issued upon the exercise of a stock appreciation right may consist either in whole or in part of shares of the Company's authorized and issued Common Stock reacquired by the Company and held in its treasury. No fractional share of Common Stock shall be issued and the Committee shall determine whether cash shall be given in lieu of such fractional share or whether such fractional share shall be eliminated.

     (c) Limitation on payments. Notwithstanding any other provision of the Plan, the Committee may from time to time determine, including at the time of exercise, the maximum amount of cash or stock which may be given upon exercise of any stock appreciation right in any year, provided, however, that all such amounts shall be paid in full no later than the end of the year immediately following the year in which the optionee exercised such stock appreciation rights. Any determination under this paragraph may be changed by the Committee from time to time provided that no such change shall require the holder to return to the Committee any amount theretofore received or to extend the period within which the Company is required to make full payment of the amount due as the result of the exercise of the optionee's stock appreciation rights.


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     (d) Expiration or termination of stock appreciation rights.

        (1) Each stock appreciation right and all rights and obligations thereunder shall expire on a date to be determined by the Committee, such date, however, in no event to be later than ten years from the date on which the related option right was granted.

        (2) A stock appreciation right shall terminate and may no longer be exercised upon the termination of the related option right.

     7. Capital adjustments. The aggregate number of shares of the Company's Common Stock subject to this Plan, the maximum number of shares as to which options may be granted to any one optionee hereunder, and the number of shares and the price per share subject to outstanding options shall be appropriately adjusted for any increase or decrease in the number of shares of Common Stock which the Company has issued resulting from any stock split, stock dividend, combination of shares or any other change, or any exchange for other securities or any reclassification, reorganization, redesignation, recapitalization, or otherwise. Appropriate adjustments shall also be made by the Committee in the terms of stock appreciation rights to reflect such changes.

     8. Nontransferability. An option granted under the Plan or any stock appreciation rights granted hereunder may not be transferred except by will or the laws of descent and distribution and, during the lifetime of the employee to whom granted, may be exercised only by such employee.

     9. Amendment, suspension, or termination of plan. The Board of Directors may at any time suspend or terminate the Plan and may amend it from time to time in such respects as the Board may deem advisable in order that options or stock appreciation rights granted thereunder shall conform to any change in the law, or in any other respect which the Board may deem to be in the best interest of the Company; provided, however, that, without the consent of a majority of the shareholders of the Company, no such amendment shall (a) except as specified in paragraph 7, increase the maximum number of shares of which options may be granted under this Plan, (b) change the provisions of paragraph 5(a) relating to the establishment of the option price other than to change the manner of determining the fair market value of the Company's Common Stock to conform with any then applicable provisions of the Internal Revenue Code or regulations issued thereunder; (c) permit the granting of stock appreciation rights other than in connection with option rights as specified in subdivision (a) of paragraph 6, (d) permit the exercise of a stock appreciation right without surrender of the related option right, (e) change the provisions establishing


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the amount the  Company  shall give  granting  of options or stock  appreciation rights, or (f) permit the granting of options or stock appreciation rights to members of the Committee. No option may be granted during any suspension, or after termination of the Plan. No amendment, suspension or termination of the Plan shall, without the optionee's consent, alter or impair any of the rights or obligations under any option or stock appreciation rights theretofore granted to him under the Plan.

     10. Effective date. The effective date of the Plan shall be July 1, 1992.

     11. Termination date. Unless this Plan shall have been previously terminated by the Board of Directors, this Plan shall terminate on July 1, 2002, except as to stock options and stock appreciation rights theretofore granted and outstanding under the Plan at that date, and no stock option or stock appreciation rights shall be granted after that date.



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